UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Semiannual report
3|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
U.S. Government
Income Trust

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	23

Shareholder meeting results	60

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of maximizing income. However, investing in MBS carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund’s manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Understanding mortgage-related securities

MBS (Mortgage-backed securities): MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	U.S. Government Income Trust

Interview with your fund’s portfolio manager

Mike, what was the bond market environment like during the six months ended March 31, 2014?

Overall, it was a favorable environment for taking prepayment and credit risk, but there was occasional volatility. The period began on a note of uncertainty concerning congressional debate about the U.S. debt ceiling and a partial shutdown of the federal government. However, on October 17, 2013, President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014, to end the government shutdown. The debt-ceiling issue was ultimately resolved in February 2014.

At its December policy meeting, the Federal Reserve surprised investors by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion beginning in January, citing improving labor-market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.04% by year-end.

In January, with the central bank beginning the process of reducing its bond-buying, lackluster economic data — most notably a disappointing reading on the Institute for Supply Management’s [ISM] Purchasing Managers Index — coupled with concern

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 15.

U.S. Government Income Trust	5

about emerging-market [EM] currencies caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. The bond markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most densely populated regions, and by the fact that the crisis in Ukraine remained localized.

Against this backdrop, government securities generally posted modestly positive returns but lagged the broad fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index. However, I’m happy to report that the fund outpaced its benchmark and the average return for its Lipper peer group at net asset value, primarily because of strong returns from our out-of-benchmark securitized holdings.

Please tell us more about the holdings and strategies that fueled the fund’s relative performance during the period.

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs], were the biggest contributors versus the benchmark. Lower policy risk coupled with mortgage rates that remained at elevated levels versus the past couple of years reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced. As a result, slower prepayment speeds bolstered the securities’ values. Additionally, the fund was helped by our overall strategy of positioning the portfolio for higher mortgage rates.

Our interest-rate and yield-curve positioning also slightly aided the fund’s relative return. The fund was defensively positioned for a rising-rate environment, as its duration was shorter than that of the benchmark, particularly in the intermediate, 5- to 10-year portion of the Treasury yield curve. Rates in this portion of the curve are currently being

Allocations are shown as a percentage of the fund’s net assets as of 3/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

6	U.S. Government Income Trust

dampened by Fed bond buying, and we believe intermediate-term rates will begin to rise as the central bank continues to reduce its bond purchases.

What hampered the fund’s return versus the benchmark?

Our relative-value trades in Fannie Mae and Ginnie Mae pass-through pools — in which we sought to capitalize on temporary mispricings in various coupon bands — slightly detracted.

How would you characterize the current condition of the U.S. housing market?

The housing market is transitioning from a fast-paced recovery to a more mature expansion underpinned by a balanced supply-demand outlook. As a result of higher home prices and lower consumer indebtedness, U.S. homeowners in the aggregate now have more home equity than debt, underscoring a dramatic improvement in numerous housing-related indicators since 2011. These include a substantial reduction in the amount of underwater mortgages and a greater number of banks easing their lending standards.

In our view, stable U.S. population growth, combined with new financial regulations affecting the mortgage market, suggest that home prices are likely to grow steadily from current levels. Recent Consumer Price Index data showed that the housing component of the index was rising, indicating that demand for housing is growing, which puts upward pressure on rents and home prices.

The fund increased its distribution rate twice during the period. What led to those decisions?

The fund’s distribution rate per class A share was raised from $0.016 to $0.019 in December and will be increased to $0.020 in April. These increases were possible because the higher yields available on the securitized instruments that we invested in enabled the fund to earn a greater amount of interest income. Similar increases were made to other share classes.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

U.S. Government Income Trust	7

How did you use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO and mortgage pass-through holdings. We also employed total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your outlook for the months ahead, and how are you positioning the fund?

In our view, Treasury yields, particularly in the intermediate part of the yield curve, are likely to move higher in 2014 as the U.S. economy continues to strengthen. However, we don’t believe rates are likely to rise so quickly that the shift will undermine economic growth.

In addition to weather, a significant inventory overhang was another factor in the weak economic readings we saw early this year, and it will take some time for this surplus to work its way through the system. In 2013’s third quarter, gross domestic product [GDP] was much stronger than anticipated, and fourth-quarter 2013 GDP was firmer than originally forecast, leading manufacturers to expand their inventories. However, the weather-related slowdown in the first quarter left manufacturers with excess inventory. Consequently, we believe that when growth picks up, the economy won’t immediately need production to sustain inventories, meaning it likely won’t get the cyclical boost it otherwise would if inventories were at a more normal level.

Looking at the Fed, bond investors have been willing to give the central bank leeway to pursue a fairly aggressive stimulus policy. But this leeway is heavily dependent on maintaining low inflation, particularly in the area of wages. Currently, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is between 5.2% and 5.6%. However, our research suggests that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate, particularly in the younger demographic. As the unemployment rate moves downward, if wage inflation develops earlier than the

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time.

A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8	U.S. Government Income Trust

Fed is anticipating, we could see the central bank reducing its stimulus efforts much faster than the markets are currently forecasting, which could lead to increased yield-curve volatility. In order to position the portfolio for this potential risk, we have underweight exposure to the 2- to 5-year portion of the yield curve, since that is the area of the curve that is most likely to be affected by adjustments in current Fed policy. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we plan to maintain our diversified exposure to CMOs, and we continue to like seasoned agency pass-throughs with coupons in the 4% to 5% range that appear less vulnerable to prepayment.

Thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

U.S. Government Income Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.85%	6.71%	6.58%	6.58%	6.03%	6.03%	6.54%	6.42%	6.56%	7.02%

10 years	64.86	58.26	55.58	55.58	52.24	52.24	61.41	56.16	59.64	68.46
Annual average	5.13	4.70	4.52	4.52	4.29	4.29	4.90	4.56	4.79	5.35

5 years	38.51	32.97	33.73	31.73	32.92	32.92	37.30	32.84	36.43	40.00
Annual average	6.73	5.86	5.98	5.67	5.86	5.86	6.54	5.84	6.41	6.96

3 years	9.06	4.69	6.66	3.79	6.63	6.63	8.26	4.74	8.21	9.84
Annual average	2.93	1.54	2.17	1.25	2.16	2.16	2.68	1.56	2.67	3.18

1 year	1.33	–2.72	0.59	–4.40	0.56	–0.44	1.06	–2.22	1.07	1.54

6 months	2.63	–1.48	2.27	–2.73	2.27	1.27	2.56	–0.78	2.52	2.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	U.S. Government Income Trust

Comparative index returns For periods ended 3/31/14

		Lipper GNMA Funds
	Barclays GNMA Index	category average*

Annual average (life of fund)	7.82%	6.88%

10 years	58.35	50.13
Annual average	4.70	4.13

5 years	21.17	20.71
Annual average	3.91	3.81

3 years	9.40	7.27
Annual average	3.04	2.36

1 year	–0.18	–1.13

6 months	1.25	1.16

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 67, 66, 63, 60, 50, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.108		$0.060	$0.058	$0.090		$0.090	$0.126

Capital gains	—		—	—	—		—	—

Total	$0.108		$0.060	$0.058	$0.090		$0.090	$0.126

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/13	$13.30	$13.85	$13.23	$13.18	$13.34	$13.79	$13.16	$13.19

3/31/14	13.54	14.10	13.47	13.42	13.59	14.05	13.40	13.42

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.68%	1.62%	0.98%	0.98%	1.41%	1.37%	1.43%	1.97%

Current 30-day SEC yield [2]	N/A	1.73	1.08	1.06	N/A	1.51	1.56	2.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

U.S. Government Income Trust	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/13	0.87%	1.60%	1.62%	1.11%	1.12%	0.62%

Annualized expense ratio for the
six-month period ended 3/31/14	0.87%	1.60%	1.62%	1.11%	1.12%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013, to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.40	$8.07	$8.17	$5.61	$5.66	$3.13

Ending value (after expenses)	$1,026.30	$1,022.70	$1,022.70	$1,025.60	$1,025.20	$1,027.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	U.S. Government Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.38	$8.05	$8.15	$5.59	$5.64	$3.13

Ending value (after expenses)	$1,020.59	$1,016.95	$1,016.85	$1,019.40	$1,019.35	$1,021.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

U.S. Government Income Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

14	U.S. Government Income Trust

Comparative indexes

Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

U.S. Government Income Trust	15

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

16	U.S. Government Income Trust

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

U.S. Government Income Trust	17

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The

18	U.S. Government Income Trust

Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by

U.S. Government Income Trust	19

Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the

20	U.S. Government Income Trust

fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	1st

For the five-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 67, 65 and 60 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited

U.S. Government Income Trust	21

Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	U.S. Government Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

U.S. Government Income Trust	23

The fund’s portfolio 3/31/14 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (115.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (73.2%)
Government National Mortgage Association Adjustable Rate
Mortgages 1 5/8s, July 20, 2026	$22,323	$22,917

Government National Mortgage Association Graduated
Payment Mortgages
13 1/4s, December 20, 2014	1,706	1,754
12 3/4s, June 20, 2014	34	34
11 1/4s, with due dates from September 15, 2015
to December 15, 2015	7,594	8,141
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	7,670	8,214

Government National Mortgage Association Pass-Through Certificates
8 1/2s, December 15, 2019	5,605	6,263
7 1/2s, October 20, 2030	85,707	101,553
5 1/2s, August 15, 2035	632	708
5s, TBA, April 1, 2044	52,000,000	56,708,439
4 1/2s, with due dates from March 20, 2041 to July 15, 2041	82,652,731	89,243,932
4 1/2s, TBA, April 1, 2044	160,000,000	172,550,000
4s, October 15, 2040	43,820,169	46,095,053
4s, TBA, April 1, 2044	236,000,000	248,039,682
3 1/2s, with due dates from October 20, 2042 to June 15, 2043	194,350,157	198,327,506
3 1/2s, TBA, April 1, 2044	8,000,000	8,164,375

		819,278,571
U.S. Government Agency Mortgage Obligations (41.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3s, with due dates from May 1, 2042 to June 1, 2043 ##	9,810,323	9,383,037

Federal National Mortgage Association Pass-Through Certificates
6s, January 1, 2038	455,910	506,825
6s, TBA, April 1, 2044	11,000,000	12,263,282
5 1/2s, TBA, April 1, 2044	45,000,000	49,668,750
4 1/2s, January 1, 2044 ##	992,805	1,061,487
4 1/2s, TBA, May 1, 2044	45,000,000	47,856,447
4 1/2s, TBA, April 1, 2044	46,000,000	49,076,250
4s, October 1, 2042	4,699,456	4,850,536
4s, TBA, May 1, 2044	13,000,000	13,466,172
4s, TBA, April 1, 2044	17,000,000	17,670,703
3 1/2s, TBA, April 1, 2044	18,000,000	18,108,281
3s, with due dates from January 1, 2043 to August 1, 2043	30,000,817	28,770,955
3s, TBA, May 1, 2044	64,000,000	61,602,502
3s, TBA, April 1, 2044	73,000,000	70,473,514
2 1/2s, March 1, 2043	89,517,709	82,901,795

		467,660,536

Total U.S. government and agency mortgage obligations (cost $1,295,934,106)		$1,286,939,107

24	U.S. Government Income Trust

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes
2s, November 15, 2021 [i]	$220,000	$215,213
1 3/4s, May 15, 2023 [i]	263,000	245,589

Total U.S. treasury obligations (cost $460,802)		$460,802

MORTGAGE-BACKED SECURITIES (24.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (24.9%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.98s, 2032	$36,582	$54,602
IFB Ser. 3408, Class EK, 25.169s, 2037	436,602	630,507
IFB Ser. 2976, Class LC, 23.852s, 2035	2,727,707	3,966,831
IFB Ser. 2979, Class AS, 23.705s, 2034	190,476	243,810
IFB Ser. 3072, Class SM, 23.228s, 2035	1,188,576	1,688,759
IFB Ser. 3072, Class SB, 23.082s, 2035	709,795	1,001,504
IFB Ser. 3249, Class PS, 21.764s, 2036	471,343	638,327
IFB Ser. 3065, Class DC, 19.395s, 2035	3,618,729	5,115,327
IFB Ser. 2990, Class LB, 16.55s, 2034	2,932,220	3,824,963
IFB Ser. 4105, Class HS, IO, 6.445s, 2042	9,774,515	2,444,802
IFB Ser. 4136, Class ES, IO, 6.095s, 2042	9,443,507	1,728,162
IFB Ser. 4105, Class LS, IO, 5.995s, 2041	3,694,717	712,342
IFB Ser. 4240, Class SA, IO, 5.845s, 2043	7,517,870	1,722,945
IFB Ser. 311, Class S1, IO, 5.795s, 2043	12,744,937	2,803,937
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044	18,244,000	4,252,815
IFB Ser. 315, Class S1, IO, 5.765s, 2043	7,247,046	1,648,874
Ser. 4122, Class TI, IO, 4 1/2s, 2042	10,528,874	2,396,372
Ser. 4024, Class PI, IO, 4 1/2s, 2041	9,084,962	1,976,006
Ser. 4018, Class DI, IO, 4 1/2s, 2041	5,910,968	1,107,656
Ser. 4116, Class MI, IO, 4s, 2042	22,088,154	4,535,261
Ser. 4019, Class JI, IO, 4s, 2041	11,973,805	2,270,233
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	6,166,611	1,442,493
FRB Ser. T-57, Class 2A1, 3.224s, 2043	31,000	30,380
Ser. 4141, Class PI, IO, 3s, 2042	12,120,452	1,670,441
Ser. 4158, Class TI, IO, 3s, 2042	19,987,631	2,766,288
Ser. 4165, Class TI, IO, 3s, 2042	23,896,076	3,321,555
Ser. 4171, Class NI, IO, 3s, 2042	13,973,513	1,908,782
Ser. 4183, Class MI, IO, 3s, 2042	10,110,953	1,391,267
FRB Ser. T-59, Class 2A1, 2.9s, 2043	16,716	16,173
Ser. T-8, Class A9, IO, 1.195s, 2028	2,536,969	26,955
Ser. T-56, Class A, IO, 0.524s, 2043	697,848	11,912
Ser. T-59, Class 1AX, IO, 0.272s, 2043	5,959,465	73,329
Ser. T-48, Class A2, IO, 0.212s, 2033	8,825,278	86,529
Ser. T-56, Class 1, IO, zero %, 2043	771,799	60
Ser. T-56, Class 2, IO, zero %, 2043	739,189	2,310
Ser. T-56, Class 3, IO, zero %, 2043	603,063	47
Ser. 3369, Class BO, PO, zero %, 2037	14,488	12,830
Ser. 3391, PO, zero %, 2037	51,636	43,067
Ser. 3300, PO, zero %, 2037	170,837	151,645
Ser. 3314, PO, zero %, 2036	59,275	55,109

U.S. Government Income Trust	25

MORTGAGE-BACKED SECURITIES (24.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 3206, Class EO, PO, zero %, 2036	$12,246	$10,745
Ser. 3175, Class MO, PO, zero %, 2036	139,022	120,276
Ser. 3210, PO, zero %, 2036	13,832	12,479
FRB Ser. T-54, Class 2A, IO, zero %, 2043	3,533,218	276
FRB Ser. 3117, Class AF, zero %, 2036	17,638	15,438
FRB Ser. 3326, Class WF, zero %, 2035	40,696	34,999
FRB Ser. 3036, Class AS, zero %, 2035	6,126	6,008

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.975s, 2036	835,217	1,573,946
IFB Ser. 05-74, Class NK, 26.729s, 2035	2,121,192	3,413,634
IFB Ser. 06-8, Class HP, 24.001s, 2036	881,877	1,348,548
IFB Ser. 07-53, Class SP, 23.634s, 2037	1,023,272	1,503,800
IFB Ser. 08-24, Class SP, 22.718s, 2038	4,531,124	6,751,379
IFB Ser. 05-122, Class SE, 22.56s, 2035	870,981	1,250,202
IFB Ser. 05-75, Class GS, 19.787s, 2035	510,593	679,790
IFB Ser. 05-106, Class JC, 19.646s, 2035	1,338,480	1,943,432
IFB Ser. 05-83, Class QP, 16.993s, 2034	414,723	534,457
IFB Ser. 11-4, Class CS, 12.592s, 2040	2,846,066	3,347,388
Ser. 06-10, Class GC, 6s, 2034	5,233,938	5,390,956
IFB Ser. 13-59, Class SC, IO, 5.996s, 2043	10,155,555	2,251,677
IFB Ser. 13-101, Class AS, IO, 5.796s, 2043	11,054,698	2,489,297
IFB Ser. 13-103, Class SK, IO, 5.766s, 2043	4,208,070	957,742
IFB Ser. 13-136, Class SB, IO, 5.746s, 2044	11,862,349	2,400,109
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	11,467,837	2,486,227
Ser. 418, Class C24, IO, 4s, 2043	8,470,489	2,015,050
Ser. 409, Class C16, IO, 4s, 2040	12,099,294	2,434,959
Ser. 418, Class C15, IO, 3 1/2s, 2043	17,509,340	4,050,402
Ser. 12-124, Class JI, 3 1/2s, 2042	4,769,090	757,665
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	8,941,463	1,877,716
FRB Ser. 03-W14, Class 2A, 3.434s, 2043	28,357	28,123
FRB Ser. 03-W3, Class 1A4, 3.36s, 2042	51,610	49,708
FRB Ser. 04-W7, Class A2, 3.358s, 2034	13,181	13,780
FRB Ser. 03-W11, Class A1, 3.291s, 2033	1,591	1,629
Ser. 13-55, Class IK, IO, 3s, 2043	9,701,553	1,382,762
Ser. 12-145, Class TI, IO, 3s, 2042	11,843,742	1,327,683
Ser. 13-35, Class IP, IO, 3s, 2042	7,630,256	879,864
Ser. 13-55, Class PI, IO, 3s, 2042	17,134,941	2,164,657
Ser. 13-53, Class JI, IO, 3s, 2041	12,038,887	1,615,844
Ser. 13-23, Class PI, IO, 3s, 2041	13,734,177	1,434,947
Ser. 13-30, Class IP, IO, 3s, 2041	16,851,802	1,761,182
Ser. 13-23, Class LI, IO, 3s, 2041	12,117,726	1,293,688
FRB Ser. 04-W2, Class 4A, 2.848s, 2044	24,949	24,920
Ser. 98-W5, Class X, IO, 0.952s, 2028	4,735,889	233,835
Ser. 98-W2, Class X, IO, 0.735s, 2028	16,320,452	948,626
Ser. 01-50, Class B1, IO, 0.419s, 2041	1,022,767	13,743
FRB Ser. 07-95, Class A3, 0.404s, 2036	13,676,000	12,992,200
Ser. 01-79, Class BI, IO, 0.308s, 2045	2,562,586	25,125

26	U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (24.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 03-34, Class P1, PO, zero %, 2043	$124,916	$108,677
Ser. 03-W1, Class 2A, IO, zero %, 2042	7,464,650	583
Ser. 08-53, Class DO, PO, zero %, 2038	308,341	247,200
Ser. 07-64, Class LO, PO, zero %, 2037	92,521	80,927
Ser. 07-44, Class CO, PO, zero %, 2037	231,061	195,408
Ser. 07-14, Class KO, PO, zero %, 2037	24,467	21,071
Ser. 06-125, Class OX, PO, zero %, 2037	6,309	5,646
Ser. 06-84, Class OT, PO, zero %, 2036	7,651	6,738
Ser. 06-46, Class OC, PO, zero %, 2036	12,389	10,748
Ser. 08-36, Class OV, PO, zero %, 2036	74,097	62,342
Ser. 1988-12, Class B, zero %, 2018	6,214	5,903

Government National Mortgage Association
IFB Ser. 11-72, Class SE, 7.203s, 2041	16,383,286	15,236,456
IFB Ser. 11-81, Class SB, IO, 6.55s, 2036	11,662,257	2,012,672
IFB Ser. 11-56, Class SI, IO, 6.493s, 2041	23,838,643	4,279,781
IFB Ser. 10-85, Class SE, IO, 6.393s, 2040	6,801,022	1,309,605
IFB Ser. 13-27, Class SW, IO, 6.343s, 2040	6,239,457	1,179,070
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041	8,412,062	1,918,875
IFB Ser. 12-149, Class LS, IO, 6.093s, 2042	4,519,242	732,660
IFB Ser. 13-87, Class AS, IO, 6.043s, 2043	5,032,123	880,627
IFB Ser. 13-122, Class DS, IO, 5.993s, 2043	7,344,793	1,181,641
IFB Ser. 13-165, Class LS, IO, 5.993s, 2043	6,510,000	1,136,841
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	21,197,224	3,844,117
IFB Ser. 11-146, Class AS, IO, 5.945s, 2041	7,331,348	1,475,434
Ser. 13-149, Class MS, IO, 5.943s, 2039	10,406,133	1,658,425
IFB Ser. 13-129, Class SA, IO, 5.943s, 2043	18,429,097	3,128,524
IFB Ser. 13-134, Class DS, IO, 5.943s, 2043	8,570,800	1,454,036
IFB Ser. 11-128, Class TS, IO, 5.895s, 2041	6,171,554	1,244,185
IFB Ser. 12-34, Class SA, IO, 5.893s, 2042	9,250,446	1,927,145
IFB Ser. 10-89, Class SD, IO, 5.773s, 2040	5,936,037	1,038,806
IFB Ser. 11-70, Class SN, IO, 5.745s, 2041	3,260,000	793,777
Ser. 13-3, Class IT, IO, 5s, 2043	7,235,099	1,579,545
Ser. 13-6, Class OI, IO, 5s, 2043	59,303,532	12,905,635
Ser. 13-16, Class IB, IO, 5s, 2040	10,879,698	1,180,311
Ser. 10-35, Class UI, IO, 5s, 2040	9,351,647	2,162,568
Ser. 10-9, Class UI, IO, 5s, 2040	35,706,551	7,690,097
Ser. 09-121, Class UI, IO, 5s, 2039	15,262,655	3,581,993
Ser. 10-58, Class VI, IO, 5s, 2038	714,153	34,815
Ser. 13-39, Class IJ, IO, 4 1/2s, 2043	83,249,225	17,679,690
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	5,023,345	1,108,301
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	8,787,949	1,895,297
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	7,750,068	1,824,676
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	9,076,220	1,650,057
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	21,430,635	4,369,492
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	23,999,793	4,951,637
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	17,940,297	3,789,250
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	13,651,054	1,441,142

U.S. Government Income Trust	27

MORTGAGE-BACKED SECURITIES (24.9%)* cont.	Principal amount		Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-116, Class IB, IO, 4 1/2s, 2036		$379,835	$35,609
Ser. 10-19, Class IH, IO, 4 1/2s, 2034		541,596	29,788
Ser. 14-2, Class IL, IO, 4s, 2044		4,786,267	1,101,589
Ser. 13-165, Class IL, IO, 4s, 2043		6,008,354	1,047,797
Ser. 12-56, Class IB, IO, 4s, 2042		18,266,413	4,277,320
Ser. 12-47, Class CI, IO, 4s, 2042		8,592,345	2,008,700
Ser. 14-4, Class IK, IO, 4s, 2039		11,742,252	2,013,327
Ser. 10-114, Class MI, IO, 4s, 2039		13,013,959	1,878,565
Ser. 10-116, Class QI, IO, 4s, 2034		5,794,637	405,539
Ser. 13-79, Class PI, IO, 3 1/2s, 2043		16,087,410	2,690,780
Ser. 13-37, Class JI, IO, 3 1/2s, 2043		10,031,356	1,618,660
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		9,093,192	1,583,761
Ser. 14-46, Class JI, IO, 3 1/2s, 2041		7,178,000	1,125,223
Ser. 13-18, Class GI, IO, 3 1/2s, 2041		13,016,512	2,026,671
Ser. 12-71, Class JI, IO, 3 1/2s, 2041		7,616,736	1,027,565
Ser. 12-48, Class KI, IO, 3 1/2s, 2039		8,400,390	1,500,898
Ser. 12-48, Class AI, IO, 3 1/2s, 2036		20,087,013	3,930,828
Ser. 10-151, Class KO, PO, zero %, 2037		1,953,380	1,672,550
Ser. 06-36, Class OD, PO, zero %, 2036		19,932	17,378
Ser. 06-64, PO, zero %, 2034		46,743	46,028

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.83s, 2027		1,240,774	9,306
Ser. 98-3, IO, 0.016s, 2027		737,891	10,838
Ser. 98-2, IO, zero %, 2027		639,289	4,595
Ser. 98-4, IO, zero %, 2026		994,143	24,465

			278,736,326

Total mortgage-backed securities (cost $253,668,858)			$278,736,326

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Jun-14/$99.56	$60,000,000	$673,080

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Jun-14/99.75	60,000,000	568,500

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.59	60,000,000	729,840

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.34	60,000,000	647,220

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.41	62,000,000	443,796

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.20	62,000,000	384,214

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.00	62,000,000	330,832

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Apr-14/101.03	62,000,000	278,938

Total purchased options outstanding (cost $4,526,484)			$4,056,420

28	U.S. Government Income Trust

SHORT-TERM INVESTMENTS (34.6%)*	Principal amount/shares	Value

Interest in $225,000,000 joint tri-party repurchase agreement dated 3/31/14 with RBC Capital Markets, LLC due 4/1/14 —
maturity value of $59,035,197 for an effective yield of 0.12%
(collateralized by various mortgage backed securities with
coupon rates ranging from 3.50% to 4.50% and due dates
ranging from 9/1/42 to 1/1/44, valued at $229,500,765)	$59,035,000	$59,035,000

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.09%, April 2, 2014	35,000,000	34,999,908

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.06%, April 25, 2014	14,000,000	13,999,440

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.05%, April 23, 2014	8,500,000	8,499,740

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.10%, April 14, 2014	25,000,000	24,999,052

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.06%, May 14, 2014	7,789,000	7,788,395

Federal National Mortgage Association discounted commercial
paper with an effective yield of 0.06%, April 30, 2014	6,000,000	5,999,710

U.S. Treasury Bills with an effective yield of 0.11%,
August 21, 2014 # ∆ §	35,000,000	34,992,055

Putnam Money Market Liquidity Fund 0.06% L	196,761,283	196,761,283

Total short-term investments (cost $387,067,894)		$387,074,583

TOTAL INVESTMENTS

Total investments (cost $1,941,658,143)		$1,957,267,238

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,119,126,138.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

U.S. Government Income Trust	29

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $812,028,839 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	938	$232,424,675	Sep-15	$317,242

U.S. Treasury Bond 30 yr (Long)	44	5,861,625	Jun-14	82,416

U.S. Treasury Bond Ultra
30 yr (Short)	28	4,045,125	Jun-14	20,072

U.S. Treasury Note 10 yr (Short)	872	107,692,000	Jun-14	71,203

Total				$490,933

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/14 (premiums $3,017,126) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$78,418,700	$466,591

JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	39,209,400	237,609

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	11,494,000	1,974,934

Total			$2,679,134

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $4,021,328) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/$100.16	$60,000,000	$435,780

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.34	60,000,000	380,100

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.75	60,000,000	234,660

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.94	60,000,000	193,920

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.59	60,000,000	413,520

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.34	60,000,000	367,440

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.59	60,000,000	211,740

30	U.S. Government Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $4,021,328) (Unaudited) cont.

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/$98.34	$60,000,000	$178,560

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.41	62,000,000	188,356

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.20	62,000,000	165,850

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.00	62,000,000	137,950

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.41	62,000,000	65,472

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.20	62,000,000	51,770

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.00	62,000,000	40,362

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/100.03	62,000,000	31,744

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/99.03	62,000,000	682

Total			$3,097,906

TBA SALE COMMITMENTS OUTSTANDING at 3/31/14 (proceeds receivable $137,363,086) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
April 1, 2044	$46,000,000	4/10/14	$49,076,250

Federal National Mortgage Association, 4s, April 1, 2044	17,000,000	4/10/14	17,670,703

Federal National Mortgage Association, 3s, April 1, 2044	73,000,000	4/10/14	70,473,514

Total			$137,220,467

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$393,284,800 E	$240,633	6/18/16	3 month USD-	0.75%	$(289,515)
			LIBOR-BBA

36,143,800 E	273,210	6/18/19	3 month USD-	2.00%	195,718
			LIBOR-BBA

12,396,100 E	(5,009)	6/18/24	3 month USD-	3.00%	65,153
			LIBOR-BBA

2,768,800 E	(7,847)	6/18/44	3 month USD-	3.75%	84,814
			LIBOR-BBA

15,522,800 E	(146)	5/23/19	3 month USD-	1.875%	25,560
			LIBOR-BBA

32,900,600	(434)	3/27/24	3 month USD-	2.87%	(71,445)
			LIBOR-BBA

27,164,900 E	(383)	5/23/24	3 month USD-	2.845%	(156,011)
			LIBOR-BBA

U.S. Government Income Trust	31

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$13,660,100 E	$(128)	5/27/19	3 month USD-	1.885%	$21,496
			LIBOR-BBA

20,955,700 E	(295)	5/27/24	3 month USD-	2.86%	(101,281)
			LIBOR-BBA

Total	$499,601				$(225,511)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$7,307,033	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(6,422)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,488,374	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,308)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
1,702,881	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,024
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,599,640	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,068)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,097,544	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30,500)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,624,072	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,424
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,713,444	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,750
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

196,853	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(173)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,612,187	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,843)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

26,386,633	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(79,701)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

20,102,829	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,166
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

32	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$191,632	$—	1/12/40	5.00% (1 month	Synthetic TRS Index	$23
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,603,390	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(2,922)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,328,056	—	1/12/41	5.00% (1 month	Synthetic MBX Index	473
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

68,958,342	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(43,779)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,411,015	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,072)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,098,571	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,246)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

19,154,755	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,828
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

22,591,704	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(68,238)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

25,389,656	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,051
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,631,166	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(4,845)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

218,398	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(893)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

115,043	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	(8)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

115,043	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	(8)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

966,885	—	1/12/41	5.00% (1 month	Synthetic MBX Index	345
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

276,307	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	(20)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

236,162	—	1/12/40	4.50% (1 month	Synthetic TRS Index	(219)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust	33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$46,222	$—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	$(3)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,216,536	—	1/12/34	(5.50%) 1 month	Synthetic TRS Index	(734)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

9,535,328	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(28,802)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

925,309	—	1/12/40	5.00% (1 month	Synthetic MBX Index	475
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

58,342,395	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(6,537)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,943,673	—	1/12/40	4.50% (1 month	Synthetic MBX Index	5,877
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

16,852,761	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,008
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

248,484	—	1/12/40	5.00% (1 month	Synthetic MBX Index	127
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

805,620	—	1/12/40	5.00% (1 month	Synthetic MBX Index	413
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

584,132	—	1/12/40	5.00% (1 month	Synthetic MBX Index	300
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,814,869	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	40,129
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,593,231	—	1/12/39	5.50% (1 month	Synthetic TRS Index	477
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

16,130,723	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(48,723)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,583,582	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(22,102)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

4,066,452	—	1/12/43	3.50% (1 month	Synthetic MBX Index	8,427
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,457,928	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,133)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

34	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,228,964	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(3,067)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,228,964	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,067)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,466,416	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,154)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

6,405,788	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(15,984)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,466,416	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,154)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,124,701	—	1/12/41	5.00% (1 month	Synthetic MBX Index	757
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,120,274	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,466)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,625,252	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(746)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,724,185	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(15,227)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,924,343	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(12,287)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

8,002,663	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	6,563
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,620,696	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,936)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,059,434	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,282)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

97,817,120	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	80,218
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

4,889,389	—	1/12/44	4.00% (1 month	Synthetic MBX Index	1,479
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust	35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$526,207	$(1,480)	1/12/41	4.50% (1 month	Synthetic TRS Index	$(2,243)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,210,276	2,080	1/12/41	4.50% (1 month	Synthetic TRS Index	(275)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Citibank, N.A.
111,975	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	(8)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,003,684	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	3,214
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

97,817,120	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(80,218)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
940,549	—	1/12/41	5.00% (1 month	Synthetic MBX Index	335
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,827,664	—	1/12/36	5.00% (1 month	Synthetic TRS Index	(4,703)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,216,536	—	1/12/34	5.50% (1 month	Synthetic TRS Index	734
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

115,043	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	(8)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,917,011	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,199)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,917,011	—	1/12/42	4.00% (1 month	Synthetic MBX Index	(11,882)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

446,675	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(50)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,168,571	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	995
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

5,342,924	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	2,452
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

36	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$7,169,337	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$5,879
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

4,889,389	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(13,474)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
138,186	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(121)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

236,162	—	1/12/40	(4.50%)1 month	Synthetic TRS Index	219
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

133,609	—	1/12/40	5.00% (1 month	Synthetic TRS Index	16
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

518,349	—	1/12/41	4.50% (1 month	Synthetic MBX Index	292
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

4,827,664	—	1/12/36	(5.00%) 1 month	Synthetic TRS Index	4,703
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Goldman Sachs International
5,968,297	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24,402)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,604,144	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(18,824)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

14,259,940	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(15,259)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,167,269	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(21,127)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,451,262	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(2,651)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,451,262	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(2,651)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,864,043	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(23,753)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,954,284	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,923)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust	37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,499,937	$—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	$(398)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

83,576	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	(6)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,323,122	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,040)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,420,314	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,800)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,446,788	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(18,181)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,680,765	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,356)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,009,329	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24,570)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

10,773,455	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(32,541)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

399,402	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,206)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,065,107	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,217)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

947,873	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,863)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,323,829	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,413)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

616,393	—	1/12/41	(4.00%) 1 month	Synthetic MBX Index	8
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

6,080,578	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24,861)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,415,625	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,047)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,751,228	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,952)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

38	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$12,551,102	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$5,760
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

10,431,823	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(11,163)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
10,030,015	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(4,602)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$600				$(646,715)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$278,736,326	$—

Purchased options outstanding	—	4,056,420	—

U.S. Government and agency mortgage obligations	—	1,286,939,107	—

U.S. Treasury obligations	—	460,802	—

Short-term investments	196,761,283	190,313,300	—

Totals by level	$196,761,283	$1,760,505,955	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$490,933	$—	$—

Written options outstanding	—	(3,097,906)	—

Written swap options outstanding	—	(2,679,134)	—

TBA sale commitments	—	(137,220,467)	—

Interest rate swap contracts	—	(725,112)	—

Total return swap contracts	—	(647,315)	—

Totals by level	$490,933	$(144,369,934)	$—

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust	39

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,744,896,860)	$1,760,505,955
Affiliated issuers (identified cost $196,761,283) (Notes 1 and 5)	196,761,283

Cash	654,268

Interest and other receivables	6,441,730

Receivable for shares of the fund sold	2,078,124

Receivable for investments sold	18,693,551

Receivable for sales of delayed delivery securities (Note 1)	137,486,586

Receivable for variation margin (Note 1)	1,729,026

Prepaid assets	47,350

Unrealized appreciation on OTC swap contracts (Note 1)	208,941

Premium paid on OTC swap contracts (Note 1)	1,480

Total assets	2,124,608,294

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	854,505,724

Payable for shares of the fund repurchased	2,267,604

Payable for compensation of Manager (Note 2)	376,321

Payable for custodian fees (Note 2)	36,746

Payable for investor servicing fees (Note 2)	285,858

Payable for Trustee compensation and expenses (Note 2)	514,560

Payable for administrative services (Note 2)	1,818

Payable for distribution fees (Note 2)	709,284

Payable for variation margin (Note 1)	2,220,938

Unrealized depreciation on OTC swap contracts (Note 1)	855,656

Premium received on OTC swap contracts (Note 1)	2,080

Written options outstanding, at value (premiums $7,038,454) (Notes 1 and 3)	5,777,040

TBA sale commitments, at value (proceeds receivable $137,363,086) (Note 1)	137,220,467

Collateral on certain derivative contracts, at value (Note 1)	460,802

Other accrued expenses	247,258

Total liabilities	1,005,482,156

Net assets	$1,119,126,138

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,174,196,485

Undistributed net investment income (Note 1)	16,444,949

Accumulated net realized loss on investments (Note 1)	(88,147,131)

Net unrealized appreciation of investments	16,631,835

Total — Representing net assets applicable to capital shares outstanding	$1,119,126,138

(Continued on next page)

40	U.S. Government Income Trust

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($911,252,160 divided by 67,293,714 shares)	$13.54

Offering price per class A share (100/96.00 of $13.54)*	$14.10

Net asset value and offering price per class B share ($23,127,670 divided by 1,716,889 shares)**	$13.47

Net asset value and offering price per class C share ($81,420,708 divided by 6,066,976 shares)**	$13.42

Net asset value and redemption price per class M share ($17,614,387 divided by 1,296,302 shares)	$13.59

Offering price per class M share (100/96.75 of $13.59)†	$14.05

Net asset value, offering price and redemption price per class R share
($31,389,685 divided by 2,341,855 shares)	$13.40

Net asset value, offering price and redemption price per class Y share
($54,321,528 divided by 4,046,461 shares)	$13.42

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust	41

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $49,851 from investments in affiliated issuers) (Note 5)	$18,471,768

Total investment income	18,471,768

EXPENSES

Compensation of Manager (Note 2)	2,298,189

Investor servicing fees (Note 2)	891,048

Custodian fees (Note 2)	74,330

Trustee compensation and expenses (Note 2)	43,529

Distribution fees (Note 2)	1,871,708

Administrative services (Note 2)	17,214

Other	301,846

Total expenses	5,497,864

Expense reduction (Note 2)	(1,509)

Net expenses	5,496,355

Net investment income	12,975,413

Net realized gain on investments (Notes 1 and 3)	17,899,214

Net realized loss on swap contracts (Note 1)	(5,647,441)

Net realized loss on futures contracts (Note 1)	(1,568,870)

Net realized gain on written options (Notes 1 and 3)	5,233,676

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	964,604

Net gain on investments	16,881,183

Net increase in net assets resulting from operations	$29,856,596

The accompanying notes are an integral part of these financial statements.

42	U.S. Government Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$12,975,413	$16,223,366

Net realized gain (loss) on investments	15,916,579	(15,975,461)

Net unrealized appreciation (depreciation) of investments	964,604	(17,881,320)

Net increase (decrease) in net assets resulting
from operations	29,856,596	(17,633,415)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,607,201)	(23,017,665)

Class B	(112,584)	(505,178)

Class C	(384,790)	(1,914,420)

Class M	(123,509)	(368,411)

Class R	(218,183)	(620,775)

Class Y	(545,320)	(1,869,686)

Decrease from capital share transactions (Note 4)	(118,608,621)	(360,375,394)

Total decrease in net assets	(97,743,612)	(406,304,944)

NET ASSETS

Beginning of period	1,216,869,750	1,623,174,694

End of period (including undistributed net investment
income of $16,444,949 and $12,461,123, respectively)	$1,119,126,138	$1,216,869,750

* Unaudited

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust	43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%) [e]

Class A
March 31, 2014 **	$13.30	.15	.20	.35	(.11)	—	(.11)	—	—	$13.54	2.63 *	$911,252	.43 *	1.15 *	488 *
September 30, 2013	13.69	.16	(.28)	(.12)	(.27)	—	(.27)	—	—	13.30	(.89)	983,687.87		1.22	1,441
September 30, 2012	14.25	.20	.28	.48	(.54)	(.50)	(1.04)	—	—	13.69	3.54	1,250,546.86		1.43	512
September 30, 2011	15.00	.46	.31	.77	(.52)	(1.00)	(1.52)	—	— [b,k]	14.25	5.60	1,290,113.84		3.16	496
September 30, 2010	14.50	.76	.54	1.30	(.75)	(.05)	(.80)	— [b]	— [b,f]	15.00	9.10	1,305,668	.86 [g,h]	5.03 [g]	515
September 30, 2009	12.68	.62	1.82	2.44	(.62)	—	(.62)	— [b]	— [b,j]	14.50	19.92	1,129,477	1.23 [g,i]	4.73 [g]	604

Class B
March 31, 2014 **	$13.23	.10	.20	.30	(.06)	—	(.06)	—	—	$13.47	2.27 *	$23,128	.80 *	.77 *	488 *
September 30, 2013	13.62	.06	(.28)	(.22)	(.17)	—	(.17)	—	—	13.23	(1.64)	27,553	1.60	.48	1,441
September 30, 2012	14.18	.09	.29	.38	(.44)	(.50)	(.94)	—	—	13.62	2.83	44,352	1.59	.65	512
September 30, 2011	14.93	.34	.33	.67	(.42)	(1.00)	(1.42)	—	— [b,k]	14.18	4.84	37,213	1.56	2.40	496
September 30, 2010	14.44	.66	.52	1.18	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.93	8.27	50,676	1.57 [g,h]	4.44 [g]	515
September 30, 2009	12.62	.51	1.84	2.35	(.53)	—	(.53)	— [b]	— [b,j]	14.44	19.15	68,377	1.94 [g,i]	3.97 [g]	604

Class C
March 31, 2014 **	$13.18	.10	.20	.30	(.06)	—	(.06)	—	—	$13.42	2.27 *	$81,421	.81 *	.76 *	488 *
September 30, 2013	13.57	.06	(.28)	(.22)	(.17)	—	(.17)	—	—	13.18	(1.66)	99,052	1.62	.46	1,441
September 30, 2012	14.13	.09	.29	.38	(.44)	(.50)	(.94)	—	—	13.57	2.81	170,247	1.61	.63	512
September 30, 2011	14.90	.34	.30	.64	(.41)	(1.00)	(1.41)	—	— [b,k]	14.13	4.71	143,059	1.59	2.40	496
September 30, 2010	14.44	.62	.53	1.15	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.90	8.06	134,365	1.61 [g,h]	4.10 [g]	515
September 30, 2009	12.66	.53	1.77	2.30	(.52)	—	(.52)	— [b]	— [b,j]	14.44	18.75	56,171	1.98 [g,i]	4.05 [g]	604

Class M
March 31, 2014 **	$13.34	.14	.20	.34	(.09)	—	(.09)	—	—	$13.59	2.56 *	$17,614	.55 *	1.02 *	488 *
September 30, 2013	13.74	.13	(.30)	(.17)	(.23)	—	(.23)	—	—	13.34	(1.22)	19,102	1.11	.98	1,441
September 30, 2012	14.29	.17	.28	.45	(.50)	(.50)	(1.00)	—	—	13.74	3.34	22,555	1.10	1.21	512
September 30, 2011	15.03	.42	.33	.75	(.49)	(1.00)	(1.49)	—	— [b,k]	14.29	5.40	25,907	1.08	2.92	496
September 30, 2010	14.49	.73	.57	1.30	(.71)	(.05)	(.76)	— [b]	— [b,f]	15.03	9.13	28,380	1.10 [g,h]	4.83 [g]	515
September 30, 2009	12.68	.58	1.82	2.40	(.59)	—	(.59)	— [b]	— [b,j]	14.49	19.57	28,104	1.47 [g,i]	4.48 [g]	604

Class R
March 31, 2014 **	$13.16	.14	.19	.33	(.09)	—	(.09)	—	—	$13.40	2.52 *	$31,390	.56 *	1.02 *	488 *
September 30, 2013	13.55	.13	(.29)	(.16)	(.23)	—	(.23)	—	—	13.16	(1.17)	33,159	1.12	.98	1,441
September 30, 2012	14.11	.14	.30	.44	(.50)	(.50)	(1.00)	—	—	13.55	3.32	36,900	1.11	1.06	512
September 30, 2011	14.88	.42	.30	.72	(.49)	(1.00)	(1.49)	—	— [b,k]	14.11	5.25	24,466	1.09	2.95	496
September 30, 2010	14.40	.69	.55	1.24	(.71)	(.05)	(.76)	— [b]	— [b,f]	14.88	8.77	12,358	1.11 [g,h]	4.57 [g]	515
September 30, 2009	12.64	.59	1.76	2.35	(.59)	—	(.59)	— [b]	— [b,j]	14.40	19.20	3,895	1.48 [g,i]	4.54 [g]	604

Class Y
March 31, 2014 **	$13.19	.17	.19	.36	(.13)	—	(.13)	—	—	$13.42	2.71 *	$54,322	.31 *	1.26 *	488 *
September 30, 2013	13.58	.19	(.28)	(.09)	(.30)	—	(.30)	—	—	13.19	(.63)	54,316.62		1.45	1,441
September 30, 2012	14.14	.21	.30	.51	(.57)	(.50)	(1.07)	—	—	13.58	3.85	98,575.61		1.56	512
September 30, 2011	14.90	.50	.30	.80	(.56)	(1.00)	(1.56)	—	— [b,k]	14.14	5.83	65,227.59		3.47	496
September 30, 2010	14.42	.77	.55	1.32	(.79)	(.05)	(.84)	— [b]	— [b,f]	14.90	9.28	51,845	.61 [g,h]	5.10 [g]	515
September 30, 2009	12.64	.65	1.78	2.43	(.65)	—	(.65)	— [b]	— [b,j]	14.42	19.97	16,116	.98 [g,i]	4.99 [g]	604

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	U.S. Government Income Trust	U.S. Government Income Trust	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees, if any.

e Portfolio turnover excludes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.06% of average net assets as of September 30, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.25% of average net assets as of September 30, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

k Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

46	U.S. Government Income Trust

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

U.S. Government Income Trust	47

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in

48	U.S. Government Income Trust

return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market

U.S. Government Income Trust	49

for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $273,014 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,373,044 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $2,974,405.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

50	U.S. Government Income Trust

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$67,226,232	$3,315,546	$70,541,778

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $29,981,102 recognized during the period between November 1, 2012 and September 30, 2013 to its fiscal year ending September 30, 2014.

The aggregate identified cost on a tax basis is $1,946,375,243, resulting in gross unrealized appreciation and depreciation of $26,107,690 and $15,215,695, respectively, or net unrealized appreciation of $10,891,995.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

U.S. Government Income Trust	51

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$720,965	Class R	24,559

Class B	19,271	Class Y	44,420

Class C	67,721	Total	$891,048

Class M	14,112

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,509 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $733, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

52	U.S. Government Income Trust

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% of the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% of all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of Putnam U.S. Government Income Trust attributable to class M shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,179,541	Class M	45,304

Class B	123,490	Class R	80,389

Class C	442,984	Total	$1,871,708

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,703 and $32 from the sale of class A and class M shares, respectively, and received $7,569 and $188 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $3,587,900,872 and $3,545,348,053, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	$220,648,000	$2,700,676	—	$—

Options opened	690,210,700	3,895,678	2,102,000,000	7,619,609
Options exercised	—	—	—	—
Options expired	—	—	(172,000,000)	(315,781)
Options closed	(781,736,600)	(3,579,228)	(954,000,000)	(3,282,500)

Written options outstanding at
the end of the reporting period	$129,122,100	$3,017,126	976,000,000	$4,021,328

U.S. Government Income Trust	53

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	3,641,303	$48,886,502	9,203,890	$123,380,549

Shares issued in connection with
reinvestment of distributions	494,911	6,639,525	1,470,763	19,769,728

	4,136,214	55,526,027	10,674,653	143,150,277

Shares repurchased	(10,801,918)	(144,918,869)	(28,033,680)	(374,628,876)

Net decrease	(6,665,704)	$(89,392,842)	(17,359,027)	$(231,478,599)

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	41,127	$548,800	328,052	$4,408,219

Shares issued in connection with
reinvestment of distributions	7,909	105,565	34,737	465,779

	49,036	654,365	362,789	4,873,998

Shares repurchased	(414,497)	(5,528,439)	(1,536,156)	(20,470,723)

Net decrease	(365,461)	$(4,874,074)	(1,173,367)	$(15,596,725)

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	281,996	$3,758,054	1,212,809	$16,217,240

Shares issued in connection with
reinvestment of distributions	25,045	333,085	122,376	1,635,151

	307,041	4,091,139	1,335,185	17,852,391

Shares repurchased	(1,754,241)	(23,314,801)	(6,364,776)	(84,197,495)

Net decrease	(1,447,200)	$(19,223,662)	(5,029,591)	$(66,345,104)

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	2,365	$31,710	33,143	$451,204

Shares issued in connection with
reinvestment of distributions	3,520	47,378	11,274	152,126

	5,885	79,088	44,417	603,330

Shares repurchased	(141,074)	(1,905,623)	(254,922)	(3,420,557)

Net decrease	(135,189)	$(1,826,535)	(210,505)	$(2,817,227)

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	383,898	$5,098,654	1,208,738	$16,074,472

Shares issued in connection with
reinvestment of distributions	12,330	163,762	34,349	457,053

	396,228	5,262,416	1,243,087	16,531,525

Shares repurchased	(573,194)	(7,614,520)	(1,446,821)	(19,181,293)

Net decrease	(176,966)	$(2,352,104)	(203,734)	$(2,649,768)

54	U.S. Government Income Trust

	Six months ended 3/31/14		Year ended 9/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,731,994	$23,048,290	3,178,670	$42,364,971

Shares issued in connection with
reinvestment of distributions	35,480	471,713	102,871	1,371,351

	1,767,474	23,520,003	3,281,541	43,736,322

Shares repurchased	(1,839,680)	(24,459,407)	(6,419,967)	(85,224,293)

Net decrease	(72,206)	$(939,404)	(3,138,426)	$(41,487,971)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$140,001,624	$71,006,392	$14,246,733	$49,851	$196,761,283

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$209,100,000

Purchased swap option contracts (contract amount)	$94,500,000

Written TBA commitment option contracts (contract amount) (Note 3)	$418,300,000

Written swap option contracts (contract amount) (Note 3)	$186,600,000

Futures contracts (number of contracts)	1,000

Centrally cleared interest rate swap contracts (notional)	$829,900,000

OTC total return swap contracts (notional)	$868,800,000

U.S. Government Income Trust	55

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	$4,966,447*	depreciation	$7,568,561*

Total		$4,966,447		$7,568,561

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(1,298,022)	$(1,568,870)	$(5,647,441)	$(8,514,333)

Total	$(1,298,022)	$(1,568,870)	$(5,647,441)	$(8,514,333)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$865,853	$2,328,844	$6,430,868	$9,625,565

Total	$865,853	$2,328,844	$6,430,868	$9,625,565

56	U.S. Government Income Trust

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U.S. Government Income Trust	57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$1,729,026	$—	$—	$—	$—	$—	$—	$—	$1,729,026

OTC Total return swap contracts*#	—	184,334	—	3,214	10,395	5,230	5,768	—	—	—	208,941

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—

Purchased swap options**#	—	—	—	—	—	—	—	—	—	—	—

Purchased options**#	—	—	—	—	—	—	—	4,056,420	—	—	4,056,420

Repurchase agreements**	—	—	—	—	—	—	—	—	—	59,035,000	59,035,000

Total Assets	$—	$184,334	$1,729,026	$3,214	$10,395	$5,230	$5,768	$4,056,420	$—	$59,035,000	$65,029,387

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	2,190,113	—	—	—		—	—	—	2,190,113

OTC Total return swap contracts*#	7,730	475,057	—	80,226	31,316	121	257,204	4,602	—	—	856,256

Futures contracts§	—	—	—	—	—	—	—	—	30,825	—	30,825

Written swap options#	466,591	—	—	—	—	—	—	2,212,543	—	—	2,679,134

Written options#	—	—	—	—	—	—	—	3,097,906	—	—	3,097,906

Total Liabilities	$474,321	$475,057	$2,190,113	$80,226	$31,316	$121	$257,204	$5,315,051	$30,825	$—	$8,854,234

Total Financial and Derivative Net Assets	$(474,321)	$(290,723)	$(461,087)	$(77,012)	$(20,921)	$5,109	$(251,436)	$(1,258,631)	$(30,825)	$59,035,000	$56,175,153

Total collateral received (pledged)##†	$(474,321)	$460,802	$—	$(77,012)	$273,014	$—	$(251,436)	$(1,258,631)	$—	$59,035,000	$57,707,416

Net amount	$—	$(751,525)	$(461,087)	$—	$(293,935)	$5,109	$—	$—	$(30,825)	$—	$(1,532,263)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

58	U.S. Government Income Trust	U.S. Government Income Trust	59

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	56,767,050	2,432,419

Ravi Akhoury	56,752,337	2,447,132

Barbara M. Baumann	57,190,606	2,008,863

Jameson A. Baxter	57,132,900	2,066,569

Charles B. Curtis	57,150,139	2,049,330

Robert J. Darretta	57,130,261	2,069,208

Katinka Domotorffy	57,037,249	2,162,220

John A. Hill	57,195,855	2,003,614

Paul L. Joskow	57,124,390	2,075,079

Kenneth R. Leibler	57,166,365	2,033,104

Robert E. Patterson	57,159,306	2,040,163

George Putnam, III	57,119,760	2,079,709

Robert L. Reynolds	57,144,590	2,054,879

W. Thomas Stephens	57,118,565	2,080,905

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

44,753,553	1,555,112	3,023,752	9,867,052

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

44,591,175	1,529,758	3,211,483	9,867,053

All tabulations are rounded to the nearest whole number.

60	U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA038
287156 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014